UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.  ☐

Item 7.01Regulation FD Disclosure.

On January 11, 2023, Syneos Health, Inc. (the “Company”) will give a presentation to investors at the J.P. Morgan 2023 Healthcare Conference. Among other topics, the presentation includes updates on the current market environment. The full text of the presentation is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 furnished hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the current market environment. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, changes in business conditions; risks associated with the COVID-19 pandemic; the Company’s potential failure to generate a large number of new business awards and the risk of delay, termination, reduction in scope, or failure to go to contract of our business awards; the Company’s potential failure to convert backlog to revenue; fluctuations in the Company’s operating results and effective income tax rate; the impact of potentially underpricing the Company’s contracts, overrunning our cost estimates, or failing to receive approval for or experiencing delays with documentation of change orders; cyber-security and other risks associated with the Company’s information systems infrastructure; changes and costs of compliance with regulations related to data privacy; concentration of the Company’s customers or therapeutic areas; the risks associated with doing business internationally, including risks related to the war in Ukraine; challenges by tax authorities of the Company’s intercompany transfer pricing policies; the Company’s potential failure to successfully increase its market share, grow its business, and execute its growth strategies; the Company’s ability to effectively upgrade its information systems; the Company’s failure to perform its services in accordance with contractual requirements, regulatory standards, and ethical considerations; risks related to the management of clinical trials; the need to hire, develop, and retain key personnel; the impact of unfavorable economic conditions, including the uncertain international economic environment, changes in foreign currency exchange rates; effective income tax rate fluctuations; the Company’s ability to protect its intellectual property; risks related to the Company’s acquisition strategy, including its ability to realize synergies; the Company’s relationships with customers who are in competition with each other; any failure to realize the full value of the Company’s goodwill and intangible assets; risks related to restructuring; the Company’s compliance with anti-corruption and anti-bribery laws; the Company’s dependence on third parties; potential employment liability; impacts from increasing focus on environmental sustainability and social initiatives; the Company’s ability to utilize net operating loss carryforwards and other tax attributes; downgrades of the Company’s credit ratings; competition in the biopharmaceutical services industry; outsourcing trends and changes in aggregate spending and research and development budgets; the impact of, including changes in, government regulations and healthcare reform; intense competition faced by our customers from lower cost generic products and other competing products; the Company’s ability to keep pace with rapid technological change; the cost of and the Company’s ability to service its substantial indebtedness; other risks related to ownership of the Company’s common stock; and other risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and other SEC filings, copies of which are available free of charge on the Company’s website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Presentation dated January 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	January 10, 2023	By:	/s/ Jason Meggs
			Name:	Jason Meggs
			Title:	Chief Financial Officer (Principal Financial Officer)